SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 6, 2002
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                          GK INTELLIGENT SYSTEMS, INC.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of Incorporation or organization)

       000-22057                                                76-0513297
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(Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)

2602 Yorktown Place, Houston, Texas 77056                        77056
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(Address of principal executive offices)                    (Zip Code)

                                 (713) 626-1504
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              (Registrant's telephone number, including area code)


                5555 San Felipe, Suite 625, Houston, Texas 77056
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          (Former name or former address, if changed since last report)


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Item 4.  Changes In Registrant's Certifying Accountant.

     (a) Previous Independent Accountants.

          (i) On or about June 15, 1999, BDO Seidman, LLP, resigned as the Company's independent accountants.

          (ii) None of the reports of BDO Seidman, LLP on the financial statements for the fiscal year ended December 1998 and 1997, contained an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) During the fiscal year prior to the date of resignation by BDO Seidman, LLP, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreement(s) in their reports on the consolidated financial statements for such years.

          (iv) During the Company's two most recent fiscal years for which annual reports on Form 10-K, were filed by the Company, (the fiscal year ended June 30, 1998, and the transition period from June 30, 1998 through December 31, 1999) through the quarter ended March 31, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

          (v) The Company provided BDO Seidman, LLP, with a copy of the disclosure contained herein, made in response to Item 304 (a) of Regulation S-K. The Company requested BDO Seidman, LLP, to furnish, and BDO Seidman, LLP, furnished to, the Company a letter addressed to the Commission stating that it agreed with the statements made by the Company.

     (b) Newly Engaged Independent Accountants.

          On September 6, 2002, the Company engaged HJ & Associates, LLC, as its new independent accountant. Through September 6, 2002, neither the Company nor anyone on its behalf consulted HJ & Associates, LLC, regarding (i) the application of accounting principles to any transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered by HJ & Associates, LLC, on the Company's financial statements.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

          (c)  Exhibits.
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               16.1 Letter of BDO Seidman,  LLP dated  September 11, 2002 to the
          Securities and Exchange Commission.


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                   GK INTELLIGENT SYSTEMS, INC.
                                                   (Registrant)


Date: September 11, 2002                          /S/ Gary
                                                  ------------------------------
                                                  By: Gary F. Kimmons
                                                  Its: President and CEO


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